UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2009
Hiland Partners, LP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51120 (Commission File Number)	71-0972724 (IRS Employer Identification No.)
205 West Maple, Suite 1100
Enid, Oklahoma 73701
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (580) 242-6040
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02, 7.01 and 8.01.	Results of Operations and Financial Condition; Regulation FD Disclosure; Other Events.
     On August 6, 2009 the Registrant released its financial results for the second quarter of 2009.
     A copy of the Registrant’s press release announcing the financial results is attached as Exhibit 99.1 to this current report on Form 8-K.
     The information furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01 “Regulation FD Disclosure,” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall this Report and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
Important Additional Information Regarding the Mergers will be Filed with the SEC:
In connection with the proposed mergers, the Hiland companies have filed a preliminary joint proxy statement and each of Hiland Partners and Hiland Holdings will file other documents with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE JOINT PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE HILAND COMPANIES AND THE MERGERS. Investors and security holders may obtain copies of the definitive joint proxy statement and other documents that Hiland Partners or Hiland Holdings file with the SEC (when they are available) free of charge at the SEC’s web site at http://www.sec.gov. The definitive joint proxy statement and other relevant documents may also be obtained (when available) free of charge on the Hiland companies’ web site at http://www.hilandpartners.com or by directing a request to either (i) Hiland Partners, LP, 205 West Maple, Suite 1100, Enid, Oklahoma 73701, Attention: Investor Relations (for documents filed by Hiland Partners, LP), or (ii) Hiland Holdings GP, LP, 205 West Maple, Suite 1100, Enid, Oklahoma 73701, Attention: Investor Relations (for documents filed by Hiland Holdings GP, LP).
Hiland Partners and its directors, executive officers and other members of its management and employees (including Mr. Hamm) may be deemed participants in the solicitation of proxies from the unitholders of Hiland Partners and Hiland Holdings and its directors, executive officers and other members of its management and employees (including Mr. Hamm) may be deemed participants in the solicitation of proxies from the unitholders of Hiland Holdings in connection with the proposed transactions. Information regarding the special interests of persons who may be deemed to be such participants in the proposed transactions will be included in the joint proxy statement described above. Additional information regarding the directors and executive officers of Hiland Partners and Hiland Holdings is also included in each Hiland company’s Annual Report on Form 10-K for the year ended December 31, 2008, which were filed with the SEC on March 9, 2009, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Hiland Partners or Hiland Holdings, as applicable, as described above.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release issued by Hiland Partners, LP on August 6, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILAND PARTNERS, LP
By:	Hiland Partners GP, LLC,
its General Partner

By:	/s/ Matthew S. Harrison
	Name:	Matthew S. Harrison
	Title:	Chief Financial Officer, Vice President-Finance and Secretary

August 7, 2009